                                                                   Exhibit 10.14

[LOGO OF OSCA]


                                     LEASE

     This lease is made and entered into by and between V.L. Cain, a resident of Tarrant County, Texas (herein called "Owner"), and OSCA, Inc. a Delaware corporation (herein called "Tenant").

     For acknowledged consideration, Owner leases to Tenant and Tenant leases from Owner the real property, including buildings and grounds, located at 301 S. Sixth Avenue, with 5 acres, in the City of Mansfield, State of Texas, together with all improvements and additions (herein called the "Premises"), and Owner and Tenant agree as follows:

                                   SECTION 1
                                   ---------
                                 TERM OF LEASE
                                 -------------

     1.1 The term ("Term") of this lease shall be for five (5) years beginning on January 1, 1998, and expire on January 1, 2003.

                                   SECTION 2
                                   ---------
                                     RENT
                                     ----

     2.1 Tenant shall pay and Owner shall accept a monthly rental in the amount of Five Thousand Two Hundred Dollars ($5200.00) per month. One such monthly rental payment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited above during the term of this lease, except that the rental payment for any fractional calendar month at the end of this lease shall be prorated. In addition to these rental payments, Tenant shall pay when due, as additional rent, all other amounts to be paid by Tenant under this lease.

     2.2 It is the intention of the Owner and Tenant that the rent paid under this lease shall be net to Owner and that each year during the Term of the lease all costs, expenses and obligations of every kind relating to the Premises (except as otherwise specifically provided in the lease) which may arise or become due during the Term of this leases shall be paid by Tenant, and that Owner shall be indemnified by Tenant against such costs, expenses and obligations; provided, however, that such costs, expenses and obligations, in the aggregate, the then remaining rental payments due hereunder.

     2.3 All payments of rent shall be made by Tenant to Owner without notice or demand, at such place within the United States as Owner may from time to time designate in writing. Unless notified otherwise, Owner designates Owner's address stated in Section 17 of this lease as the place for making the payments of rent. All rents shall be payable in Legal Tender of the United States as the same is then constituted.

                                   SECTION 3
                                   ---------
                                   UTILITIES
                                   ---------

     Tenant shall pay all utilities used on the Premises during the term of this lease.

                                   SECTION 4
                                   ---------
                                     TAXES
                                     -----

     Tenant shall be liable for and shall pay, prior to their becoming delinquent, all the real property taxes, assessments and governmental levies on the Premises; provided, however, that any real property

[LETTERHEAD OF OSCA]

taxes, assessments and levies which may be levied or assessed for a period beginning before the commencement of this lease or ending after the termination hereof shall be prorated between Tenant and Owner as of such date or dates. Tenant shall also pay any license tax or other tax on the business activity of Tenant and on property belonging to Tenant and situated on the Premises.

                                   SECTION 5
                                   ---------
                     REPAIRS, MAINTENANCE AND IMPROVEMENTS
                     -------------------------------------


     5.1 Owner shall, at Owner's expense, maintain and keep in good repair the roof, foundation and the structural soundness of the exterior walls of the building, and the ceiling, all plumbing, all water and gas pipes, the electric wiring, the heating plant and the air conditioning system, in each case, reasonable wear and tear expected.

     5.2 Tenant shall, at Tenant's expense, maintain and keep in good repair all other interior aspects of the Premises including but not limited to the light fixtures, interior walls and floors, and all doors, windows and glass, reasonable wear and tear excepted.

     5.3 Tenant shall, at Tenant's expense, keep the Premises clean, neat and free of rubbish, and shall keep in repair and maintain the Premises in the same condition as when received, ordinary wear and tear and damage by reason of lighting or other natural cause or fire excepted.

     5.4 Tenant may make reasonable alterations, additions and improvements to the Premises including the erection of signs, at Tenant's expense, provided that Owner shall have the right to approve same, such approval to be reasonably granted so long as the alterations, additions and improvements do not diminish the value of the Premises. All alterations, additions or improvements made by either of the parties, except movable office furniture and movable business fixtures, machines and equipment put in at the expense of Tenant, shall inure to be benefit of Owner and shall belong to Owner absolutely as soon as made or installed. Tenant may, if Tenant is not in default on any of the terms and conditions of this lease, remove at the termination of the lease any movable office furniture or movable business fixtures, machines or equipment purchases or provided by Tenant that may be moved without damage to the building.

                                   SECTION 6
                                   ---------
                    CASUALTY INSURANCE AND CASUALTY DAMAGE
                    --------------------------------------

     6.1 Owner shall secure and constantly maintain at Owner's expense insurance against loss and damage by fire with an extended coverage endorsement including lighting and windstorm, in the amount of the full replacement cost of the building and other improvements erected on the Premises and naming Owner as the insured.

     6.2 If the Premises are rendered totally or substantially untenantable by fire or other casualty, this lease, at the option of Owner or Tenant exercised in writing within sixty (60) days of the date of the fire or casualty, shall terminate; otherwise Owner shall restore the Premises following damage or destruction as rapidly as sound business judgement permits and the rent shall abate during the period of restoration.

     6.3 Owner and Tenant, to the extent permitted by law and by their respective insurance policies, hereby waive any rights each may have against each other, on the account of any loss or damage occasioned to Owner or Tenant, as the case may be, their respective property, the Premises or its contents arising from any risk covered by valid and enforceable fire and extended coverage insurance, to the extent of such coverage. Owner and Tenant each shall cause an endorsement to be furnished to their respective insurance policies recognizing their waiver of subrogation.

[LETTERHEAD OF OSCA]

                                   SECTION 7
                                   ---------
                              WARRANTIES OF OWNER
                              -------------------

     Owner warrants and covenants that the Owner is lawfully seized and possessed of good fee simple title to the Premises, that Tenant, on paying the rental herein provided and performing the other covenants and conditions herein contained, shall have quiet and peaceful possession of the Premises during the Term and that the Premises are suitable for the continuation of operations by Tenant as currently contemplated. Tenant assumes responsibility for the safety of the Premises and for the suitability of the Premises for Tenant's use.

                                   SECTION 8
                                   ---------
                            SUBLEASE OR ASSIGNMENT
                            ----------------------

     Neither Tenant nor any court or officer thereof or receiver or trustee in bankruptcy shall sublease, assign or transfer the Premises or any interest in this lease without the consent in writing of Owner, which shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant may sublease, assign or transfer its interest in this lease to an affiliate, subsidiary or parent without consent of Owner. In addition, any assignment or transfer by Tenant in connection with the sale of substantially all of its assets or a merger, consolidation or reorganization of Tenant shall not require consent of Owner. In the event of a sublease or assignment under this Section, Tenant shall remain liable for an default of a subtenant or assignee.

                                   SECTION 9
                                   ---------
                                USE OF PREMISES
                                ---------------

     No part of the Premises or improvements thereon shall be used in any manner whatsoever for a purpose in violation of the laws of the United States or the State in which the Premises are located or any other applicable ordinance, regulation or law. Tenant shall comply with all laws, ordinances, regulations or orders enacted or passed during the term of this lease applicable to the Premises.

                                  SECTION 10
                                  ----------
                                 CONDEMNATION
                                 ------------

     If at any time a substantial part or all of the Premises is taken for public or quasi-public use under any statute or by power of eminent domain or by private purchase in lieu thereof by a body vested with the power of eminent domain, this lease shall continue until the date of the taking, at which time this lease shall terminate and rental due hereunder shall abate and Tenant shall have no rights in any award or purchase price by reason of taking. In the event a condemnation takes a portion of the Premises but the Premises continue to be tenantable for Tenant's purposes, the rent shall be abated pro rate, Tenant shall have no rights in any award or purchase price paid by reason of the taking, and the lease shall continue otherwise in full force and effect.

                                  SECTION 11
                                  ----------
                      MECHANICS' AND MATERIALMEN'S LIENS
                      ----------------------------------

     Tenant shall not do or suffer anything to be done whereby the Premises shall be encumbered by a lien, and shall, whenever and as often as any lien is filed against the Premises purporting to be for labor or material furnished or to be furnished to the Tenant, discharge the same of the record within thirty
(30) days after the date of filing. Tenant may contest the validity of any lien or claim if Tenant shall have posted a bond with adequate surety to insure that immediately upon final determination of validity of the lien or claim Owner shall be paid for any judgement rendered, with all proper costs and charges and Tenant shall at such time have the lien released without cost to Owner. Notice is hereby give that Owner shall not be liable or any labor or materials furnished or to be furnished to the Tenant on credit, and that no mechanic's,

[LETTERHEAD OF OSCA]


materialmen's or other lien for any such labor or material shall attach to or affect the reversionary or other estate or interest of Owner in and to the real estate or other estate and improvements which are a part of the Premises.

                                  SECTION 12
                                  ----------
                                ENTRY BY OWNER
                                --------------

With reasonable notice from the Owner, Tenant shall permit Owner, or Owner's agents or employees, at all reasonable business hours, to enter and examine the Premises, or to make proper repairs or alterations, taking any space needed, but attempting not to interrupt Tenant's operation of its business; and during the three (3) months preceding the termination of this lease, Tenant will permit customary "For Sale" or "For Rent" notices, or both, to be exhibited on the Premises.

                                  SECTION 13
                                  ----------
                                   DEFAULT
                                   -------

     13.1 Should Tenant be in default in the payment of rent and remain in default for a period of fifteen (15) days after receipt of written notice of such default from Owner, such default shall, at Owner's option, constitute a forfeiture of the lease.

     13.2 Should Tenant violate any other term, condition or covenant of this lease and not cease or otherwise cure or begin to cure the violation within thirty (30) days after receiving written notice from Owner, or if Tenant should abandon or vacate the Premises before the end of any term of this lease, or if Tenant should be adjudicated a bankrupt or insolvent according to law, or should make an assignment for the benefit of creditors, or if a receiver, trustee or liquidator of Tenant's property shall be appointed and not discharged within sixty (60) days, then the occurrence of such act or omission shall, at Owner's option, constitute a forfeiture of the lease.

     13.3 Should Tenant fail to perform any duty under this lease Owner may, after giving ten (10) days notice in writing, perform Tenant's duty and the cost of performance shall be added to the rental amount and shall become immediately due and owing.

     13.4 Upon any forfeiture, no demand shall be necessary before recovery of possession of the Premises; and Owner may enter the Premises, or any part, and take possession and expel Tenant or other occupants and their effects, without being guilty of any trespass, and Tenant shall nevertheless be liable for all future rentals and any rents in arrears and breaches of covenant. Acceptance of rentals subsequent to any forfeiture shall not be considered a confirmation or renewal of this lease. In addition, Owner reserves all other rights and remedies provided at law or in equity.

     13.5 The failure of Owner to declare a breach or forfeiture of this lease for the violation of any term, condition or covenant shall not be construed as a waiver of the rights to declare a breach or forfeiture of this lease upon the occurrence of any subsequent act or omission, the right to declare a breach or forfeiture being a continuing one in Owner.

                                  SECTION 14
                                  ----------
                               OPTION TO RENEW
                               ---------------

     While this lease is in full force and effect, provided that Tenant is not in default of any of the terms, covenants and conditions hereof, Tenant shall have the right or option to extend the original term of this lease for one further term of five (5) years. Such extension or renewal of the original term shall be on the same terms, covenants or conditions as provided for in the original term except that the rental during the extended term shall be at fair market rental then in effect on equivalent properties, of equivalent size, in

[LETTERHEAD OF OSCA]

equivalent areas with the length of the lease, the length of the renewal term and the credit standing of Tenant to be taken in account. However, in no event shall the rental in the renewal term be less than the rental in the primary term of the lease or be more than 125% of the rental in the primary term of the lease. Notice to Tenant's intention to exercise the option must be given to Owner in writing not less than three (3) months prior to the expiration of the original term of this lease. In the event Owner and Tenant fail to reach an agreement on such rental rate and execute the corresponding renewal of the lease two (2) months prior to the expiration of the initial term hereof, unless due to Owner's delay or failure to negotiate in good faith and offer market rates as herein provided, then at Tenant's option the exercise of the renewal option shall be deemed withdrawn and this lease shall terminate at the stated expiration of said initial term.

                                  SECTION 15
                                  ----------
                                   HOLDOVER
                                   --------

     Should Tenant continue in possession, with or without the consent of Owner, after expiration of the term or after a forfeiture incurred, Tenant shall continue paying the amount of rent specified in this lease and shall continue to be subject to all of the terms and conditions of this lease, except that Tenant shall be the tenant at will of Owner, and in no event a tenant from a year to year or from month to month, and Tenant may be required to vacate the Premises without notice and may be removed by legal process as upon a forcible and unlawful detainer.

                                  SECTION 16
                                  ----------
                                ATTORNEY'S FEES
                                ---------------

     If it shall become necessary for either party to employ an attorney to assert any right or enforce any obligation under this lease, after default, the prevailing party shall be entitled to recover, in addition to all other costs and expenses, the reasonable costs and charges of such attorney.

                                  SECTION 17
                                  ----------
                                    NOTICES
                                    -------

     All notices or communications required or permitted under this lease to be given shall be in writing and shall be mailed or delivered to the respective addresses set forth below, or to such other address as may be designated in writing by either party.

     To Owner as follows:

               V.L. Cain
               2100 Cain's Ln
               Mansfield, Texas 76063

     To Tenant as follows:

               OSCA, Inc.
               301 S. Sixth Avenue
               Mansfield, Texas 76063
               Attention: General Manager, Oil Tool Manufacturing Division

     with copy to:

                                  SECTION 18
                                  ----------
                                ENTIRE CONTRACT
                                ---------------

     This lease contains the entire contract and agreement between the parties relating to the demise of the Premises.

                                  SECTION 19
                                  ----------
                               BENEFIT OF LEASE
                               ----------------

     This lease shall inure to the benefit of and shall be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties, subject to all the terms, conditions and contingencies set forth.

                                  SECTION 20
                                  ----------
                              MEMORANDUM OF LEASE
                              -------------------

     The parties hereby agree that, upon request of either party, each will execute, acknowledge and deliver a short form of memorandum of this lease in recordable form. Recording, filing and like charges and any stamp, charge for recording, transfer or other tax shall be paid by the party requesting such recording.

                                  SECTION 21
                                  ----------
                                LAW APPLICABLE
                                --------------

     This is a lease under the laws of the State of Texas, and the validity and applicability of its provisions shall be governed by the laws of Texas.

                                  SECTION 22
                                  ----------
                           TERMINOLOGY AND CAPTIONS
                           ------------------------

     The terms "Owner" and "Tenant" as used in this lease shall be construed to apply to the parties in the appropriate gender and number. The captions on this lease are inserted only as a matter of convenience and for reference and in no way define, limit, amplify or describe the scope of this lease or the intent of any provision thereof.

     IN WITNESS WHEREOF, the Owner and Tenant have executed this lease this, the 1/st/ day of January, 1998.



                                                  /s/ V. L. Cain
                                                  ------------------------------
                                                  V. L. Cain


                                                                        OWNER

                                   AMENDMENT 1

     This lease amendment is made and entered into by and between V.L. Cain, a resident of Tarrant County, Texas (herein called "Owner"), and OSCA, Inc. a Delaware corporation (herein called "Tenant").

     Owner and Tenant agree to amend "EXHIBIT E LEASE", "SECTION 2 TERM OF LEASE", item 2.1, as follows:

     1) The rate of monthly rent shall adjust and be increased as illustrated by the attached document "BUILDING/LEASE SCHEDULE" (herein called the "Schedule").
     2) All agreements between Owner and Tenant not specifically amended by the Schedule, including those in "EXHIBIT E LEASE", "SECTION 2 TERM OF LEASE", item 2.1, not specifically amended, shall remain unchanged and in full effect.

IN WITNESS WHEREOF, the Owner and Tenant have executed this amendment this, the 1/st/ day of January, 1998.


                                        /s/ V.L. Cain
                                        ----------------------------------------
                                        V.L. CAIN

                                                                        OWNER

                                        /s/ Paul R. Cain
                                        ----------------------------------------
                                        OSCA, INC.


                                        BY:
                                        Printed Name: Paul R. Cain
                                        As Its: General Manager,
                                                Oil Tool Manufacturing Division
                                                                        TENANT

--------------------------------------------------------------------------------
                             OSCA/CAIN OIL. TOOLS
--------------------------------------------------------------------------------
                          Building/Mansfield Location
--------------------------------------------------------------------------------
                       FOR THE YEAR ENDING DEC. 31, 1998
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              JAN.      FEB.     MARCH    APRIL     MAY     JUNE    JULY    AUG.     SEPT.   OCT.     NOV.   DEC.

------------------------------------------------------------------------------------------------------------------------------------
Building/Lease
------------------------------------------------------------------------------------------------------------------------------------
Monthly Expenses              $2,400    $2,400   $2,400   $2,400   $ 2,400  $2,396 $ 2,396  $2,396   $2,396  $2,396   $2,396 $ 2,396
------------------------------------------------------------------------------------------------------------------------------------
First Expansion                         $2,800   $2,800   $2,800   $ 2,800  $2,803 $ 2,803  $2,803   $2,803  $2,803   $2,803 $ 2,803
------------------------------------------------------------------------------------------------------------------------------------
Phase 1/Offices                                                             $  507 $   507  $  507   $  507  $  507   $  507 $   507
------------------------------------------------------------------------------------------------------------------------------------
Phase 2/Offices                                                                    $ 1,032  $1,032   $1,032  $1,032   $1,032 $ 1,032
------------------------------------------------------------------------------------------------------------------------------------
Building Addition                                                                                            $2,516   $2,516 $ 2,516
------------------------------------------------------------------------------------------------------------------------------------
Phase 3/Offices                                                                                                              $   417
------------------------------------------------------------------------------------------------------------------------------------
Phase 4/Offices                                                                                                              $   259
------------------------------------------------------------------------------------------------------------------------------------
Total                         $2,400    $5,200   $5,200   $5,200   $ 5,200  $5,706 $ 6,738  $6,738   $6,738  $9,254   $9,254 $ 9,254
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Additions
------------------------------------------------------------------------------------------------------------------------------------
First Building Expansion
------------------------------------------------------------------------------------------------------------------------------------
12,000 Sq. Ft
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Phase 1/Offices                                                    $22,554
------------------------------------------------------------------------------------------------------------------------------------
Sales/QC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Building Addition                                                                                            $2,516
------------------------------------------------------------------------------------------------------------------------------------
10,500 Sq. Ft
------------------------------------------------------------------------------------------------------------------------------------
Completion 1001/98
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Phase 2/Offices                                                                    $45,191
------------------------------------------------------------------------------------------------------------------------------------
Main Office
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Phase 3/Offices                                                                                                              $16,862
------------------------------------------------------------------------------------------------------------------------------------
Second Floor/Eng.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Phase 4/Offices                                                                                                              $10,500
------------------------------------------------------------------------------------------------------------------------------------
Warehouse Office
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Building Square Footage                        Building Expansions                 Office Expansions
------------------------------------------------------------------------------------------------------------------------------------
Original                      10,000 Sq. ft.   Expansions are based at $2.875 ft.  Cost of Expansion, divided by remainder of term
                                               per Year                            of lease
------------------------------------------------------------------------------------------------------------------------------------
Second Addition               11,700 sq. ft.   Lease on Building is a 5 Year       Added in the month of completion, with 9.5%
                                               Lease                               interest
------------------------------------------------------------------------------------------------------------------------------------
Third Addition                10,500 sq. ft.   01/01/98 - 12/31/03                 Term of Lease is 5 Years from 01/01/98 until
                                                                                   12/31/03
------------------------------------------------------------------------------------------------------------------------------------
Total Sq. Ft                  32,200 sq. ft.
------------------------------------------------------------------------------------------------------------------------------------
                                               Bldg Lease Pymt. Adjustment as of 6/01/98 to 2.875 per ft.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                             [LETTERHEAD OF OSCA]

                                   /s/ Paul R. Cain
                                -----------------------------
                                OSCA, INC.


                                BY:
                                Printed Name: Paul R. Cain
                                As Its:  General Manager,
                                         Oil Tool Manufacturing Division
                                                                   TENANT